Exhibit 99.1

Internal Audit, Risk, Business & Technology Consulting

TRANSMITTAL LETTER

June 15, 2022

PRIVATE & CONFIDENTIAL

Mercury Financial LLC

123 Justison Street, Suite 501

Wilmington, DE 19801

Ladies and Gentlemen:

Please find enclosed our report (the “Report”) which was prepared at the request of Mercury Financial, LLC, formerly CreditShop LLC, (“Mercury”, “Company” or “Client“), in connection with your conduct of due diligence procedures for purposes of the existing extension of credit, be it through a warehouse line of credit, purchase facility, conduit facility, term loan, securitization, or other means and secured by certain assets originated / serviced by the Client via the Mercury Financial Credit Card Master Trust facility (collectively, the “Transaction”), in accordance with the terms of our Job Arrangement Letter dated May 16, 2022 (the “Services Agreement”). The Report presents the results of certain limited consulting procedures performed with respect to Mercury’s accounting system, servicing system and/or other asset (receivable) records associated with the Transaction. These procedures are described in the “Scope of Services”, which was provided to us by Mercury. The objective of these procedures was to assist Mercury’s evaluation of the accuracy of certain receivables information reported by Mercury related to the Transaction.

Client Acknowledgements

By acceptance of the Report, you acknowledge that:

1)	You have determined that the procedures we performed are the procedures that you requested us to perform, that you are solely responsible for the sufficiency of such procedures for your purposes including where applicable the determination of sample sizes, and that you do not require us to perform any further procedures;

2)	We make no representations and express no opinion as to the sufficiency of the procedures for your purposes and had we performed additional procedures, other matters might have come to our attention that would have been reported to you;

3)	The procedures that we performed should not be taken to supplant additional inquiries and procedures that you should undertake in your evaluation of the Transaction;

4)	You have made available to us all accounting system, servicing system and/or other asset (receivable) records associated with the Transaction to meet the requirements of the engagement, including any related instructions, assumptions or methodologies, that you believe are necessary for us to complete our procedures;

5)	The decision whether to consummate the Transaction lies solely with you, and neither our work nor our findings shall in any way constitute a recommendation whether you should or should not consummate the Transaction, or on what terms; and

6)	The procedures were not contemplated or performed to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization.

Limitations of Procedures

The procedures we performed do not constitute, in accordance with generally accepted auditing or other applicable professional standards:

1)	An audit, review, or compilation of the Client’s historical financial statements or specified elements, accounts or items thereof related to the Client or the Transaction;

2)	An examination or compilation of any of the Client’s prospective financial information;

3)	An examination of the Client’s internal controls, and, accordingly, we express no opinion or other form of assurance thereon and our work cannot be relied upon to disclose errors, fraud or illegal acts that may exist;

4)	An assessment of whether the receivables were originated in conformance with, or deviated from, the Client’s stated underwriting or credit extension guidelines, standards, criteria or other requirements;

5)	An appraisal or valuation of the collateral securing the receivables;

6)	An assessment of whether the Client complied with federal, state or local laws and regulations in the origination of the receivables; or

7)	A listing of findings for any other factor or characteristic with respect to the receivables not explicitly stated in the procedures.

We have not verified the information we obtained or presented in the Report, except as explicitly specified therein.

Legal Representation

Client acknowledges and agrees that it is responsible for its own legal representation and guidance related to the Transaction, and that it will consult its own legal resources before acting upon any deliverables Protiviti Inc. (“Protiviti”) provides pursuant to the Services Agreement. Client further acknowledges and agrees that Protiviti is not a law firm and is not providing legal advice or analysis and that Protiviti has not engaged legal counsel with respect to the services, and that matters of legal interpretation are beyond the Scope of Services.

Protiviti expressly disclaims any and all responsibility for the accuracy, adequacy, completeness or appropriateness of any legal document, relating to the Transaction or otherwise, reviewed during the performance of the services as outlined herein.

Use of the Report

This letter and the Report are intended solely for Client’s information and internal use and are not intended to be and should not be used by anyone other than Client. You agree that without the prior written consent of Protiviti, you will not circulate, quote or otherwise refer to this Report or a copy of all or any portion thereof. Notwithstanding the foregoing:

2	“Confidential. For internal use by Mercury Financial only.”

TRANSMITTAL LETTER (2)

(continued)

•	You may provide copies of the Report to any third parties so authorized in accordance with the terms and conditions set forth in the Services Agreement, solely for their informational use in connection with the Transaction, provided that (1) this letter shall be attached at the front of the Report at the time of disclosure, and (2) any such third party has agreed to keep the Report confidential and fully releases Protiviti from any liability arising out of, or in reliance upon, this Report; and

•	If, in accordance with the terms and conditions set forth in the Services Agreement, it is concluded that SEC Forms ABS15-G and ABS Due Diligence-15E are required for the Transaction:

−	An unaltered copy of the SEC Form ABS Due Diligence-15E provided by Protiviti with our Report attached may be posted to Client’s SEC Rule 17g-5 website for access by rating agencies who are producing a credit rating for the Transaction.

−	An unaltered copy of the Report may be attached to Client’s SEC Form ABS15-G for submission to the SEC.

Updating of the Report

We have no responsibility to update this letter or the Report for events and circumstances occurring after the date of this letter.

Very truly yours,

Protiviti Inc.

By:
Adam Sharpee
Managing Director

3	“Confidential. For internal use by Mercury Financial only.”

OVERVIEW

Engagement Overview

•	Mercury Financial, LLC, formerly CreditShop LLC (“Mercury”) is the “Servicer” for the Mercury Financial Credit Card Master Trust, facility (collectively, the “Transaction”). The engagement focus is the procedures performed as it relates to credit card receivables included in the Transaction as of December 31, 2021 (the “Portfolio”).

•	Mercury provided an electronic data file of the Portfolio on February 2, 2022 (the “Population File” or “Data Tape”) containing a listing of all credit card accounts included in the Transaction as of December 2021.

•	Additional population data files were provided by Mercury for the following:

−	Per the Scope, Mercury provided a population data file on February 1, 2022 of credit card accounts in the Portfolio that were modified during December 2021 (the “Modifications Report”).

−	Per the Scope, Mercury provided a population data file on February 1, 2022 of credit card accounts in the Portfolio that received a payment during December 2021 (the “Cash Receipts Report”).

•	Per the Scope, a judgmental sample of credit card receivables from the Population File was subject to testing against the information provided by Mercury via the Account File and the Servicing / Origination System.

−	The “Account File” as referenced throughout this Report represents the collateral files provided by Mercury (via imaged documentation housed on Mercury’s internal imaging repository). Mercury Management stated these files include the account holder’s credit application / credit bureau report output and the TILA disclosure statement, as maintained by Mercury for each account. The completeness, accuracy, consistency and sufficiency of these files was not assessed per the procedures performed.

−	The “Servicing / Origination System” as referenced throughout this Report refers to Mercury’s servicing and origination system for the credit card receivables. Mercury provided an extract of the data reported within the Servicing / Origination System, the “TSYS System”.

•	Per the Scope, a judgmental sample of credit card accounts from the Modifications Report was subject to testing against ~~to~~ the information provided by Mercury via the Servicing / Origination System.

•	Per the Scope, a judgmental sample of credit card payments from the Cash Receipts Report was subject to testing against the information provided by Mercury via the Servicing / Origination System along with the applicable bank deposit batch report listings and daily electronic bank statements.

•	Engagement fieldwork was performed remotely beginning February 21, 2022 through June 15, 2022.

−	Refer to the Glossary of Terms section for a listing of terms used throughout this Report.

4	“Confidential. For internal use by Mercury Financial only.”

CREDIT FILE REVIEW TEST

Credit File Review – Testing Overview

•	At Mercury’s direction, a judgmentally selected sample of 225 credit card accounts originated in the twelve months ended December 2021 per the Population File was subject to testing. Mercury provided the Account File and documentation (monthly credit card statements) from the Servicing / Origination System for the samples selected.

•	Except as explicitly described, no procedures were performed to determine the accuracy or completeness of the information contained on / in the Data Tape, the Account Files, Servicing / Origination System or other support information provided.

Credit File Review – Results of Procedures

•	The following procedures were performed with respect to the 225 selected credit card accounts originated in the twelve months ended December 2021:

i.	Purchase APR: Compared the purchase APR per the December 2021 monthly credit card statement and TILA Disclosure in the Account File and Servicing / Origination System to the applicable data field per the Data Tape, noting no differences.

ii.	Cash Advance APR: Compared the cash advance APR per the December 2021 monthly credit card statement and TILA Disclosure in the Account File and Servicing / Origination System to the applicable data field per the Data Tape, noting no differences.

iii.	Balance Transfer APR: Compared the balance transfer APR per the December 2021 monthly credit card statement and TILA Disclosure in the Account File and Servicing / Origination System to the applicable data field per the Data Tape, noting no differences.

iv.	Customer State: Compared the customer state per the December 2021 monthly credit card statement in the Servicing / Origination System to the applicable data field per the Data Tape, noting no differences.

v.	Credit Limit: Compared the credit limit per the December 2021 monthly credit card statement in the Servicing / Origination System to the applicable data field per the Data Tape, noting no differences.

vi.	Statement Cycle End Date: Compared the statement cycle end date per the December 2021 monthly credit card statement in the Servicing / Origination System to the applicable data field per the Data Tape, noting no differences.

vii.	FICO Score: Compared the FICO score per the credit application / credit bureau report output in the Account File to the applicable data field per the Data Tape, noting no differences.

viii.	Account File: Observed credit application / credit bureau report outputs and TILA disclosures were included in the Account File, noting no exceptions.

6	“Confidential. For internal use by Mercury Financial only.”

OVERLIMIT TEST

Overlimit – Testing Overview

•	At Mercury’s direction, a judgmentally selected sample of 10 credit card accounts that exceeded the cardholder's stated credit limit as of December 2021 month-end per the Population File was subject to testing. Mercury provided documentation (monthly credit card statements) from the Servicing / Origination System for the samples selected.

•	Except as explicitly described, no procedures were performed to determine the accuracy or completeness of the information contained on / in the Data Tape, Servicing / Origination System or other support information provided.

Overlimit – Results of Procedures

•	The following procedures were performed with respect to the 10 selected credit card accounts that exceeded the cardholder’s stated credit limit as of December 2021 month-end:

i.	Overlimit Amount: Recomputed the overlimit amount (as of December 31, 2021) using the December 2021 / January 2022 monthly credit card statements in the Servicing / Origination System and the cardholder’s assigned credit limit on the Data Tape; and compared to the applicable data field per the Data Tape, noting no differences.

7	“Confidential. For internal use by Mercury Financial only.”

ACCOUNT AGING TEST

Account Aging – Testing Overview

•	At Mercury’s direction, a judgmentally selected sample of 50 credit card accounts among the various receivable aging categories (e.g., Current, 1-30 DPD, 31-60 DPD, 61-90 DPD, 91-120 DPD, etc.) per the Population File was subject to testing. Mercury provided documentation (monthly credit card statements and payment histories) from the Servicing / Origination System for the samples selected.

•	Except as explicitly described, no procedures were performed to determine the accuracy or completeness of the information contained on / in the Data Tape, Servicing / Origination System or other support information provided.

Account Aging – Results of Procedures

•	The following procedures were performed with respect to the 50 selected credit card accounts:

i.	Next Due Date: Documented the next due date (as of December 31, 2021) per the monthly credit card statements from the Servicing / Origination System for purposes of recalculating the aging as of December 31, 2021, based on the required receipt of 90% of the scheduled payment amount per the Scope.

ii.	Days Past Due: Recalculated the days past due as of December 31, 2021 using the next due date and the payment history in the Servicing / Origination System; and compared to the applicable data field per the Data Tape, noting no differences.

8	“Confidential. For internal use by Mercury Financial only.”

MODIFICATION TEST

Modifications – Testing Overview

•	At Mercury’s direction, a judgmentally selected sample of 25 credit card accounts that were identified as extended, modified, or restructured accounts during the twelve months ended December 2021 per the Modifications Report was subject to testing. Mercury provided documentation (system screenshots) from the Servicing / Origination System for the samples selected.

•	Except as explicitly described, no procedures were performed to determine the accuracy or completeness of the information contained on / in the Modifications Report, Servicing / Origination System or other support information provided.

Modifications – Results of Procedures

•	The following procedures were performed with respect to the 25 selected extended, modified, or restructured accounts during the twelve months ended December 2021:

i.	Origination Date: Documented the origination date per the system screenshots from the Servicing / Origination System for purposes of recalculating the age of the account at time of modification and compared it to the origination date per the Data Tape, noting no differences.

ii.	Modification Date: Documented the modification date per the system screenshots from the Servicing / Origination System for purposes of recalculating the age of the account at time of modification and compared it to the modification date per the Modifications Report, noting no differences.

iii.	Age of Account: Recalculated the age of the account at time of modification using the origination date and the modification date; and confirmed each account was open for a minimum of 6 months per the Scope, noting no exceptions.

9	“Confidential. For internal use by Mercury Financial only.”

INVOICING TEST

Invoicing – Testing Overview

•	At Mercury’s direction, a judgmentally selected sample of 50 credit card accounts per the Population File was subject to testing. Mercury provided documentation (monthly credit card statements) from the Servicing / Origination System for the samples selected.

•	Except as explicitly described, no procedures were performed to determine the accuracy or completeness of the information contained on / in the Data Tape, Servicing / Origination System or other support information provided.

Invoicing – Results of Procedures

•	The following procedures were performed with respect to the 50 selected credit card accounts:

i.	Purchase APR: Compared the purchase APR per the December 2021 monthly credit card statement in the Servicing / Origination System to the applicable data field per the Data Tape, noting no differences.

ii.	Cash Advance APR: Compared the cash advance APR per the December 2021 monthly credit card statement in the Servicing / Origination System to the applicable data field per the Data Tape, noting no differences.

iii.	Balance Transfer APR: Compared the balance transfer APR per the December 2021 monthly credit card statement in the Servicing / Origination System to the applicable data field per the Data Tape, noting no differences.

iv.	Fees Charged During Period: Compared the fees charged during period per the December 2021 monthly credit card statement in the Servicing / Origination System to the applicable data field per the Data Tape, noting no differences.

v.	Purchase Interest Charged During Period: Compared the purchase interest charged during period per the December 2021 monthly credit card statement in the Servicing / Origination System to the applicable data field per the Data Tape, noting no differences.

vi.	Cash Advance Interest Charged During Period: Compared the cash advance interest charged during period per the December 2021 monthly credit card statement in the Servicing / Origination System to the applicable data field per the Data Tape, noting no differences.

vii.	Balance Transfer Interest Charged During Period: Compared the balance transfer interest charged during period per the December 2021 monthly credit card statement in the Servicing / Origination System to the applicable data field per the Data Tape, noting no differences.

10	“Confidential. For internal use by Mercury Financial only.”

CHARGE-OFF TEST

Charge-Offs – Testing Overview

•	At Mercury’s direction, a judgmentally selected sample of 25 credit card accounts that were identified as “Charged-Off” as of December 2021 month-end per the Population File was subject to testing. Mercury provided documentation (system screenshots) from the Servicing / Origination System for the samples selected.

•	Except as explicitly described, no procedures were performed to determine the accuracy or completeness of the information contained on / in the Data Tape, Servicing / Origination System or other support information provided.

Charge-Offs – Results of Procedures

•	The following procedures were performed with respect to the 25 selected accounts that were identified as “Charged-Off” as of December 2021 month-end:

i.	Charge-Off Reason: Documented the reason for charge-off (regular, bankrupt, deceased or fraudulent) per the system screenshots from the Servicing / Origination System for purposes of testing the account aging criteria.

ii.	Days Past Due: Documented the aging of the account at time of charge-off per the system screenshots from the Servicing / Origination System and based on the charge-off reason and other information on the system screenshots (e.g., notification date) compared the days past due requirements per the Scope (listed below), noting no exceptions.

−	Accounts are charged-off when aged at least 180 DPD unless the account is identified as bankrupt, deceased, or fraudulent.

−	For accounts in bankruptcy, the charge-off should occur within 60 days of receipt of notification of filing from the bankruptcy court or within the time frames adopted in the classification policy, whichever is shorter.

−	For deceased accounts, the charge-off should occur when the loss is determined or within the time frames adopted in the classification policy, whichever is shorter.

−	For charge-offs related to fraudulent activity, the charge-off should occur no later than 90 days of discovery or within the time frames adopted in the classification policy, whichever is shorter.

iii.	Charge-Off Date: Observed the date of charge-off per the system screenshots from the Servicing / Origination System was the 28th day of the month in which the account was charged-off, noting no exceptions.

11	“Confidential. For internal use by Mercury Financial only.”

CASH APPLICATION TEST

Cash Application – Testing Overview

•	At Mercury’s direction, a judgmentally selected sample of 50 credit card payments per the Cash Receipts Report was subject to testing. Mercury provided documentation (monthly credit card statements) from the Servicing / Origination System along with the applicable bank deposit batch report listings and daily electronic bank statements for the samples selected.

•	Except as explicitly described, no procedures were performed to determine the accuracy or completeness of the information contained on / in the Cash Receipts Report, Servicing / Origination System or other support information provided.

Cash Application – Results of Procedures

•	The following procedures were performed with respect to the 50 selected credit card payments:

i.	Account ID: Compared the account ID per the monthly credit card statements from the Servicing / Origination System to the applicable data field per the Cash Receipts Report, noting no differences.

ii.	Payment Amount: Compared the payment amount per the monthly credit card statements from the Servicing / Origination System, to the applicable bank deposit batch report listing and the applicable daily electronic bank statement, to the applicable data field per the Cash Receipts Report, noting no differences

iii.	Payment Date: Compared the payment date per the monthly credit card statements from the Servicing / Origination System, to the applicable bank deposit batch report listing and the applicable daily electronic bank statement, to the applicable data field per the Cash Receipts Report, noting no differences.

12	“Confidential. For internal use by Mercury Financial only.”

COMPLIANCE / BANK SECRECY ACT TEST

Compliance! Bank Secrecy Act – Testing Overview

•	At Mercury’s direction, a judgmentally selected sample of 25 credit card accounts per the Population File was subject to testing. Mercury provided the Account File for the samples selected.

•	Except as explicitly described, no procedures were performed to determine the accuracy or completeness of the information contained on / in the Data Tape, Account File or other support information provided.

Compliance! Bank Secrecy Act – Results of Procedures

•	The following procedures were performed with respect to the 25 selected credit card accounts:

i.	ID Mismatch: Reviewed the credit bureau report output in the Account File for an ID mismatch alert of which none were noted.

ii.	Social Security Number Match: Reviewed the credit bureau report output in the Account File for a social security number match which was noted for all accounts.

13	“Confidential. For internal use by Mercury Financial only.”

GLOSSARY OF TERMS

Acronym	Term/Definition
APR	Annual Percentage Rate
Client, Company or Mercury	Mercury Financial, LLC, formerly CreditShop LLC
Cash Receipts Report	Electronic data file of credit card payments received in December 2021 provided by Mercury on February 1, 2022
DPD	Days Past Due
FICO	Consumer Credit Score
Issuer	Mercury Financial Credit Card Master Trust
Account File	Collateral files provided by Mercury (via imaged documentation housed on Mercury’s internal imaging repository)
Modifications Report	Electronic data file of credit card accounts that were modified in December 2021 provided by Mercury on February 1, 2022
Population File or Data Tape	Electronic data file of the Portfolio provided by Mercury on February 2, 2022
Portfolio	Credit card receivables included in the Transaction as of December 31, 2021
Scope or Scope of Services	Scope of Services provided by Mercury
Servicer	Mercury Financial, LLC
Servicing / Origination System	Mercury’s Servicing and Origination System
TILA	Truth in Lending Act
Transaction	Mercury Financial Credit Card Master Trust facility
TSYS System	Third Party Credit Card Processor system for the data extract provided by Mercury

14	“Confidential. For internal use by Mercury Financial only.”

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